Exhibit 32.1

CERTIFICATION
FURNISHED PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

In connection with the Quarterly Report of Rockies Region 2007 Limited Partnership (the “Registrant”) on Form 10-Q for the period ended June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Barton R. Brookman	August 12, 2016
Barton R. Brookman
President and Chief Executive Officer
PDC Energy, Inc.
Managing General Partner

/s/ R. Scott Meyers	August 12, 2016
R. Scott Meyers
Chief Accounting Officer (Principal Financial Officer)
PDC Energy, Inc.
Managing General Partner